mjlink

INVESTOR PRESENTATION

MjLink.com, Inc. *is a wholly owned subsidiary of* **Social Life Network, Inc.**

OTCQB Symbol: WDLF

Connecting The Global Cannabis Industry

Safe Harbor & Disclaimer

This information does not constitute an offer to sell or a solicitation of an offer to buy the securities of MjLink.com, Inc. ("MjLink" or the "Company"). All information presented herein with respect to the existing business and the historical operating results of MjLink and estimates and projections as to future operations are based on materials prepared by the management of MjLink and involve significant elements of subjective judgment and analysis which may or may not be correct. While the information provided herein is believed to be accurate and reliable, MjLink makes no representations or warranties, expressed or implied, as to the accuracy or completeness of such information. In furnishing this information, MjLink reserves the right to amend or replace some or all of the information herein at any time and undertakes no obligation to provide the recipient with access to any additional information. Nothing contained herein is or should be relied upon as a promise or representation as to the future. This information includes certain statements, estimates and projections provided by MjLink with respect to its anticipated future performance.

This information also contains certain forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements are identified by the use of the words "could", "believe", "anticipate", "intend", "estimate", "expect, "may, "continue, "predict, "potential, "project" and similar expressions that are intended to identify forward-looking statements. All forward-looking statements speak only as of the date of this presentation. You should not place undue reliance on these forward-looking statements. Although we believe that our plans, objectives, expectations and intentions reflected in or suggested by the forward-looking statements are reasonable, we can give no assurance that they will be achieved. Forward-looking statements involve significant risks and uncertainties (some of which are beyond our control) and assumptions that could cause actual results to differ materially from historical experience and present expectations or projections. Actual results can differ materially from those in the forward-looking statements. Forward-looking statements also are affected by the risk factors described in the parent Company's filings with the SEC. Except as required by law, we undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise, after the date on which the statements are made or to reflect the occurrence of unanticipated events.

No information in this presentation should be construed as any indication whatsoever of MjLink.com, Inc. future financial results, revenues. There are no assurances that Social Life Network, Inc. will successfully take MjLink.com, Inc. public in the U.S., or any other country.

Certain Illustrative Financial Projections

Forward Looking Financial Statements

The financial projections of MjLink.com, Inc. (the "Company") (the "Projections") set forth herein constitute forward looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Our actual results, performance or achievements or industry standards may differ materially from those express or implied in in such forward-looking statements.

The forward looking statements contained in the Projections are subject to trends and uncertainties, including that: (a) expansion of live streaming on Facebook could sway our users to spend more time away from our Networks; (b) social video is reaching saturation across social networks in general; (c) social platforms embrace strong governance policies, i.e. when content is inappropriate or violates end user agreement, which could affect how much content is posted on our Networks; and (d) brands fatigue from new tools and tactics on social networks could result in fewer users embracing some of our new business and E-Commerce tools on our Networks.

The forward-looking statements in the Projections are not guarantees of future results and are subject to risks that could cause actual results to differ materially and adversely from those expressed in any forward-looking statements, including that: (a) if the Company fails to retain existing users or add new users, or if the Company's users decrease their level of engagement with its products or services, its revenue, financial results, and business may be significantly harmed; (b) if the Company fails to introduce new products or services that users find engaging or if the Company introduces new products or services that are not favorably received, its revenues will be negatively impacted; (c) If the Company fails to provide adequate customer service to users, marketers, developers, or other partners, its results of operations will be negatively impacted; (d) the Company's revenue is currently generated from third parties advertising on its websites and mobile apps, monthly digital media subscriptions to online business professionals using our websites and mobile apps, and third party companies that license the Company's social networking and digital media technology to power their own niche social networks; if the Company is unable to attract advertisers, subscribers, merchants and licensees, its results of operations will be negatively impacted; (e) the Company has ambitious business plans, including the adoption of deep learning technologies (Machine Learning A.I.) implemented into its core social network platform technology; if the Company fails to efficiently manage the development of these components, its operations and results of operations will be negatively affected.

As such, you are cautioned not to place undue reliance on such forward looking statements. The Company is under no obligation (and expressly disclaims any such obligation) to update or alter its forward-looking statements whether as a result of new information, future events or otherwise. All forward-looking included below are qualified in their entirety by this cautionary statement and the statements under "Important Information" below.

Important Information

The Projections and the underlying assumptions were prepared internally by the Company's management, and were not prepared with a view towards compliance with published SEC or the American Institute of Certified Public Accountants for preparation and presentation of financial forecasts or generally accepted accounting principles. Neither the Company's independent auditors, nor any other independent accountants, have compiled, examined or performed any procedures or review with respect to the Projections, nor have they expressed any opinion or given any form of assurance with respect to such information or its achievability.

Furthermore, the Projections are necessarily based on numerous variables, assumptions and estimates that are inherently uncertain, many of which are beyond the Company's control, including a wide variety of industry performance, general business, economic, regulatory, market and financial conditions, as well as matters specific to the Company's business.

The Projections should not be regarded as an indication that any of Company or its affiliates or management considered to be predictive of actual future events. Actual results will likely vary from the Projections, and such variations may be material. Neither the Company or its affiliates or management can give you any assurance that actual results will not differ materially from the Projections.

The MjLink Network

MjLink.com, Inc. is a leading technology platform and digital media company in the cannabis industry. MjLink consist of 4 separate and unique private social networks powered by AI and Blockchain technology, with a total of 21 sites and apps in the MjLink network. In total, the MjLink network provide the cannabis industry with a singular platform for social networking, product and dispensary search, digital content distribution, advertising, video conferencing and virtual presenting, mobile app and website building tools, and event solutions.
MjLink targeted user groups that make up the cannabis industry worldwide, attracting more than 4 million user sessions each month throughout our combined sites and apps, from more than 120 countries worldwide.

MjLink.com Social Network


mjlink
Connect with Thousands of Entrepreneurs on the MjLink Cannabis Business Social Network

MjLink.com is a B2B social network that operates very much like LinkedIn, connecting industry operators and entrepreneurs together online, and through regional and national cannabis events.

MjLink.com provide cannabis business professionals with a better networking platform than LinkedIn, free of spammers and the white noise, and specifically designed for how they do business.

Weedlife.com Social Network


weedLife
THE facebook OF CANNABIS
weedlife
Already have an account?
Welcome To The WeedLife Cannabis Social Network
JOIN WEEDLIFE TODAY!

WeedLife.com is a C2C social network that functions much like Facebook and MeetUps, for cannabis enthusiasts. Launched in Jan of 2013, it is now the largest cannabis-only network in the world.

WeedLife is used primarily by consumers and caregivers online, as well as bud tenders and dispensaries that connect with their customers.

HempTalk.com Social Network


hemptalk
HEMP
Hemp Road Trip

HempTalk.com is a social marketplace for industrial hemp and CBD companies, consumers and industry experts. HempTalk is used for distributing information and education materials about the emerging hemp industry, and allows for CBD and hemp companies to leverage its eCommerce marketplace and affiliate marketing system, to reach and service more online customers.

MjInvest.com Social Network


mjINVEST
Cannabis company 1933 Industries ...
1933 Industries (TGIFF)
$ 0.195 0.032 | 19.63%
October 15, 2019 3:45 PM EDT Volume: 669,507
Description & Contact Information
Business Description
1933 Industries Inc is a vertically integrated, brand-focused cannabis company with operations in the United States and Canada. The company owns cannabis brands as well as licensed cannabis cultivation, extraction, processing and manufacturing assets. The award-winning proprietary portfolio of brands include AMA flower and concentrates, CBD-infused Canna Hemp(TM), Canna Hemp X(TM), and Canna Fused(TM) and licensing partners Denver Dab Co., Birdhouse

MjInvest.com is a private investor network for the cannabis industry. The investor network is complimented by our MjMicro Conferences.

MjInvest provides public and private C-level executives the ability to connect and pitch online, to existing and potential shareholders, analysts, retail brokers, funds and accredited investors.

More Sites & Apps in the Network

The MjLink network of websites and apps that are built into our four social networks above, total 21 individual domains and applications. Through these sites and apps, consumers and businesses have access to International News distribution, dispensary and caregiver map locations, 71 streaming cannabis video channels with 2,850 different online programs, 1000+ POS dispensary integrations through Adilas seed-to-sale software, our Free cannabis website builder used by 5,000+ companies and individuals, and 15K+ cannabis businesses that socially distribute their blogs and digital media content throughout our networks and extended social channels (FB, etc.)


Cannabis Search Engine
THE facebook OF CANNABIS
weedlife
find The BEST
brands and DEALS
in the CANNABIS industry

A.I. and Blockchain Technology

We connect the millions of international cannabis and hemp consumers, business professionals, companies and brands every year, that make up the growing industry.



Using state-of-art A.I. and Blockchain technology in our networks, allows our platform to learn the online social behavior of the users, to better connect people together with brands, advertising and one another.



The end result is strong user retention, longer session times, and greater advertising opportunities for the professionals and brands in the industry.

Key Metrics

Launched in 2013, MjLink is one of the oldest, largest and fastest growing social network platforms for the cannabis and hemp industry globally.

21	**4.1M**	**58M**	**7+**
APPS & SITES IN THE MJLINK NETWORKS	MONTHLY VISITOR SESSIONS	MONTHLY PAGE VIEWS	AVG. MINUTES PER VISITOR
14	**475K**	**120+**	**12**
AVG. PAGE VIEWS PER USER	ACTIVE MONTHLY USER AUDIENCE	COUNTRIES USING NETWORK	TRANSLATED LANGUAGES

Global User Growth Since 2013

4.1 Million Visitors Per Month



4,500,000
4,000,000
3,500,000
3,000,000
2,500,000
2,000,000
1,500,000
1,000,000
500,000
0
Jan-13
Jun-13
Jan-14
Jun-14
Jan-15
Jun-15
Jan-16
Jun-16
Jan-17
Jun-17
Jan-18
Jun-18
Jan-19
July-19
Dec 2019
Rest of the World
North America

Global Page View Growth

World Wide Traffic

Monthly Page View Growth throughout the Network



56%
24%
1%
1%
11%
1%
6%

58M page views per month to sell to advertisers



60,000,000
50,000,000
40,000,000
30,000,000
20,000,000
10,000,000
0
Jan-13 Jun-13 Jan-14 Jun-14 Jan-15 Jun-15 Jan-16 Jun-16 Jan-17 Jun-17 Jan-18 Jun-18 Jan-19 Jun-19 Dec-19
Rest of the World
North America

Page View Growth Since 2013 in North America & World-Wide

Our Cannabis Event Platforms

Leveraging the usership of our sites and apps to drive event revenues

We believe the most successful events are part of integrated media assets, leveraging our network audience to drive event attendance and revenues. With four unique social networks that can be targeted for specific industry trade shows and conferences, we are positioned to create market dominant events.

MjLink will launch 4 event platforms in the next 18 months, encompassing the investment community, b2b trade shows for brands and retailers, consumer enthusiast events, and large scale consumer festivals.

mj MICRO CONFERENCE

mjlink LIVE

Home Grow EXPO

weedLife LIVE

Pre-IPO Capital Raise



11-21
WALL ST
BROAD ST
mjlink
Connect with Thousands of Entrepreneurs on the MjLink Cannabis Business Social Network
mjINVEST
1933 Industries (TGIFF)
Description & Contact Information
weedLife
THE facebook OF CANNABIS
hemptalk

We are working towards filing a listing on NASDAQ or the NYSE, to take MjLink public in 2020 or 2021.

As of December 2019, MjLink is in the process of completing a Regulation A Tier 2 offering, and plans to have Form 1-A submitted to the SEC in the first quarter of 2020. We currently have a Regulation D 506(c) general solicitation open.

We plan to raise up to the Tier 2 limit of a Reg A, $50M USD, and will use the funds to further grow our existing networks, as well as identify and acquire other digital media and technology companies that fit our business model.

MjLink could be the largest cannabis technology platform and industry event company in the world!

Cannabis Industry Growth

Cannabis-related companies raised nearly $13.8 billion in 2018, compared to just $3.5 billion in 2017, according to data from Viridian Capital Advisors.



Capital Raised by Cannabis-Related Companies
Public and private companies in the global cannabis industry raised nearly $13.8 billion in 2018, according to Viridian Capital Advisors
PUBLIC ($M)
PRIVATE ($M)
2014
$59
$89
2015
$566
$342
2016
$958
$341
2017
$2,939
$591
2018
$9,772
$4,020
Totals for 2018 through December 14
SOURCE: Viridian Capital Advisors
FORTUNE
The surge in funding was largely driven by increasing deal size—the average deal rose to $23.6 million in 2018, up from $8.1 million

Lead research analyst Vivien Azer of Cowen, Inc. estimates the U.S. cannabis industry could reach $75 billion in sales by 2030. Torsten Kuenzlen, CEO of Calgary-Alberta-based Sundial Growers and someone who has spent 25 years in executive leadership positions at such companies as Coca-Cola and Molson-Coors, also keynoted at the Las Vegas MJBizCon in November of 2018, suggested the cannabis industry world-wide could reach a $2 trillion global market by 2050 ***(source: U.S. based COWEN, Inc. and Canadian based Sundial Growers)***

Executives, Directors & Advisors

Chairman / CEO



Ken Tapp

25 Year Veteran of the digital media and tech industry

MjMicro President



Todd Markey

10 yrs investor communications and capital markets

CFO



Mark DiSiena

39 Year Veteran of accounting, finance, legal, & tech industry

Legal Council



Frederick Lehrer

16 years in corp securities, 15 years with the SEC

Director



Tripp Keber

Cofounder and Director of Dixie Brands, Inc.

Director



Leslie Bocskor

President / Founder of Electrum Partners

Advisor



Kenneth Granville

Cofounder and CEO of MindAptiv

Advisor



Terence Fitch

Former executive of Coca-Cola. CEO of Drink Teck, LLC.

mjlink

INVESTOR PRESENTATION

MjLink.com, Inc. *is a wholly owned subsidiary of* **Social Life Network, Inc.**

OTCQB Symbol: WDLF

In need of additional Materials?

CONTACT

Ken Tapp

(303) 324-7668

Ken@SocialNetwork.ai